84 State Street, Suite 940    |    Boston, MA 02109

Boston Common International Fund
Ticker: BCAIX

Summary Prospectus
January 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.bostoncommonfunds.com/literature.html.  You may also obtain this information at no cost by calling (877) 777-6944. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Boston Common International Fund (the “International Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.19%
Fee Reduction and/or Expense Reimbursement/Recoupment	0.02%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement/Recoupment(1)	1.21%

(1)
Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement/Recoupment to 1.20% of the International Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap is indefinite, but will remain in effect until at least January 31, 2015 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$382	$661	$1,455

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year, ended September 30, 2013, the International Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Boston Common seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies we believe are high quality and undervalued.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent profitability over a long time horizon.  We include those companies in our portfolios that we believe are operating successfully in economic sectors with superior end-market growth, or are beneficiaries of broader sector themes we have identified, but that we judge to be trading at discounts to their intrinsic value.  We seek to integrate environmental, social, and governance (“ESG”) criteria into the stock selection process and express a preference for best-in-class firms with innovative approaches to the environmental and social challenges their industries, society, and the world face.  Best-in-class refers to firms that Boston Common views as having better records on ESG criteria than other firms in the same industry or sector.

Boston Common endeavors to integrate financial and sustainability factors into its investment process because we believe ESG research helps us identify companies that will be successful over the long-term.  We seek companies that can capitalize on new market opportunities, implement efficiency improvements and avoid unanticipated costs stemming from inadequate attention to ESG risks.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. We may sell a security when its price reaches a set target, if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage company managements towards greater transparency, accountability, disclosure and commitment to ESG issues.

The International Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in securities of non-U.S. companies.  The Fund may invest in common and preferred stocks as well as securities that are convertible into common stocks.  The Fund may also invest in ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  Up to 20% of the Fund’s total assets may be invested in securities of companies located in emerging markets.  The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

The International Fund will not change its investment policy of investing at least 80% of its net assets in equity securities of non-U.S. companies without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the International Fund.  The following risks could affect the value of your investment in the Fund:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could recur.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Management Risk: Boston Common may fail to implement the Fund’s investment strategies or meet its investment objective.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.  Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause the Fund to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

•
Sector-Focus Risk.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year-to-year.  The table below illustrates how the Fund’s average annual total returns for the 1-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Funds’ website at http://www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q1, 2012	11.99%

Lowest Quarterly Return:	Q3, 2011	-19.11%

Average Annual Total Return as of December 31, 2013
	1 Year	Since Inception (12/29/2010)
Boston Common International Fund
Return Before Taxes	21.03%	6.29%
Return After Taxes on Distributions	20.51%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	12.53%	4.95%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	8.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The International Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Matt Zalosh, CFA	CIO-International Strategies	Inception (2010)
Praveen Abichandani, CFA	Director, Securities Research	Inception (2010)
Geeta B. Aiyer, CFA	President and Founder	Inception (2010)
Corné Biemans	Senior Global Equity Analyst	2013
Steven Heim	Director, ESG Research	Inception (2010)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.